Time charter revenues and related contract balances - Allocation of consolidated receivables between lease and service (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Trade receivable for lease	$ 5,260	$ 2,608
Trade receivable for time charter services	5,953	1,506
Allowance for expected credit losses	(60)	(60)
Total trade receivable and amounts due from affiliates	$ 11,153	$ 4,054